UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2011

IGI LABORATORIES, INC.

(Exact name of registrant as specified in charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-08568 (Commission file number)	01-0355758 (I.R.S. Employer Identification Number)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of principal executive offices)(Zip Code)

(856) 697-1441

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 11, 2011 (the "Separation Date"), Philip S. Forte, the Chief Financial Officer of IGI Laboratories, Inc., a Delaware corporation (the "Company"), resigned from employment with the Company. Joyce Erony, the Company’s Chairwoman of the Board, will act as interim Chief Financial Officer and as the Company's principal financial officer while the Company conducts a search for a permanent replacement.

In connection with Mr. Forte's departure from the Company, the Company entered into a Separation of Employment Agreement and General Release (the "Separation Agreement") dated January 14, 2011 with Mr. Forte. The Separation Agreement provides that the Company shall pay Mr. Forte $125,000 as a separation payment, with such amount to be paid ratably over a 6 month period on each regular payroll payment date during such period.

Also, in the Separation Agreement, Mr. Forte agreed to provide the Company with a general release, and Mr. Forte agreed to certain restrictive covenants, and reconfirmed his agreement to the confidentiality, non-competition and non-solicitation covenants set forth in his employment agreement with the Company, after the Separation Date.

The description of the material terms of the Separation Agreement above is subject to the full terms and conditions of the Separation Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Joyce Erony, age 50, has served as the Chairwoman of the Company’s Board of Directors since March 2009. Ms. Erony currently serves as a Managing Director of Signet Healthcare Partners. Prior to joining Signet, Ms. Erony spent more than 13 years (1991-2004) at Salomon Brothers Inc., Salomon Smith Barney, Inc. and ultimately Citigroup, which acquired the former companies, most recently as Managing Director responsible for Citigroup’s activities in Specialty Pharmaceuticals. Prior to joining Citigroup, Ms. Erony worked as an economist advising various international development agencies and multilateral organizations.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are furnished with this Current Report on Form 8-K:

10.1	Separation of Employment Agreement and General Release dated January 14, 2011 between IGI Laboratories, Inc. and Philip S. Forte.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI LABORATORIES, INC.

Date: January 18, 2011	By:	/s/ Charles Moore
	Name:	Charles Moore
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Separation of Employment Agreement and General Release dated January 14, 2011 between IGI Laboratories, Inc. and Philip S. Forte.